Capitalization - Redemption - Additional Information (Detail)	12 Months Ended
Dec. 31, 2016
Series A Redeemable Convertible Preferred Stock [Member]
Temporary Equity [Line Items]
Redeemable convertible preferred stock, redemption term	On or after March 22, 2022, the holders of greater than 50% of the Series A redeemable convertible preferred stock may require us to redeem all or a portion of the outstanding Series A redeemable convertible preferred stock at a price per share equal to the greater of (i) 1.5 times the original Series A redeemable convertible preferred stock issue price per share, and (ii) the then fair market value of a share of Series A redeemable convertible preferred stock, plus any declared but unpaid dividends. The redemption price will be paid in eight equal quarterly installments beginning on a date that will occur no later than 25 days after we receive a redemption request and thereafter on the last day of the calendar quarter after the initial redemption date.